B. Riley & Co. Investor Conference March 19, 2009 Greg Garrabrants, CEO Exhibit 99.1

Safe Harbor
This presentation contains forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995 (the “Reform Act”).  The words
“believe,” “expect,” “anticipate,” “estimate,” “project,” or the negation thereof or similar expressions constitute forward-looking statements within the meaning of the Reform
Act.  These statements may include, but are not limited to, projections of revenues, income or loss, estimates of capital expenditures, plans for future operations, products or services, and financing needs or plans, as well as assumptions relating to these matters. Such statements involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  For a discussion of these factors, we refer you to the Company's reports filed with the
Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2008 and its Quarterly Report on Form 10-Q for the quarter ended December 31, 2008.  In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or by any other person or entity that the objectives and plans of the Company will be achieved.  For all forward-looking statements, the Company claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act.

Why We Are Different – By The Numbers
324.12%
Percent increase in net income
from Q2 2008 to Q2 2009
34.25%
Efficiency ratio Q2 2009 consolidated
1.64%
Increase in net interest margin from Q2
2008 to Q2 2009
0.66%
Ratio of non-performing assets to total
assets
(12/31/08)
50.67%
Share price as % of tangible book value
per share
(price at 03/06/09; book at 12/31/08)

Corporate Profile
$1.2 billion asset savings and loan holding company
(1)
8+ years operating history, publically traded on NASDAQ since 2005
Headquartered in single branch location in San Diego, CA
27,000 deposit and loan customers
51 employees (over $23 million in assets per employee)
Market Capitalization of $36 million
(2)
Price/Tangible Book Value = 0.51x
(2)
1.  Fiscal year ends June 30th
2.  As of 3/6/09.

Primary Businesses
Deposit Products
Highly efficient operations (7 CSRs; 23,000
accounts)
Full-featured products
Online Retail Loan
Origination
Self-service operations
Ability to adjust asset class and credit
standards quickly
Low fixed costs
Wholesale Banking
Wide network of seller relationships
Significant due diligence experience
Strong track record
Servicing
Experience across multiple asset classes
4,200 loans

Our Business Model Is Profitable With Lower
Spreads Because Our Costs Are Lower
Salaries and Benefits
Premises and Equipment
1. Bank of Internet USA only for quarter-ended 12/31/08- the most recent quarter on FDIC website. Excludes BofI Holding company to compare to FDIC data.
2. Commercial banks by asset size. FDIC reported for quarter-ended 12/31/08. Total of 553 institutions $0.5-$1 billion.
3. FDIC reported for quarter-ended 12/31/08. Total of 426 institutions $1-$10 billion.
BofI
(1)
0.38%
0.12%
Banks
$1-$10bn
(3)
1.24%
0.36%
Other Non-interest
Expense
0.38%
1.83%
Total Non-interest Expense 0.88%
3.43%
Core Business Margin 2.10%
(0.16%)
1.52%
0.43%
1.41%
3.36%
0.02%
Banks
$0.5-$1bn
(2)
Net Interest Income 2.98%
3.27%
3.38%
as % of average assets

Our Credit Quality Is Best-In-Class
Assets 30-89 days
delinquent
Assets >90 days
delinquent
BofI
(1)
0.25%
0.12%
Banks
$1-$10bn
(2)
1.10%
0.17%
Assets In Non-Accrual 0.33%
1.96%
Banks
$0.5-$1bn
(2)
1.05%
0.15%
1.65%
1.  Bank of Internet USA only at 12/31/08 (excludes BofI Holding, Inc. to compare to FDIC data).
2.  Commercial banks by asset size. FDIC reported at 12/31/08. Total of 553 institutions $0.5-$1 billion and 426 institutions $1-$10 billion.

as % of assets

1.34%
2.42%
1.76%
2.68%
2.98%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
Q2'08 Q3'08 Q4'08 Q1'09 Q2'09
Net Interest Margin Improvement
Consolidated Net Interest Margin
Last 5 Quarters
Increased by 164 bps

And Our Efficiency Ratio Improved Dramatically
Efficiency Ratio
(Bank of Internet USA, for the quarter ended)
54.96%
29.17%
27.35%
30.09%
65.78%
0.00%
10.00%
20.00%
30.00%
40.00%
50.00%
60.00%
70.00%
One of the
lowest rates in
the industry

Q3’08 Q4’08 Q1’09                 Q2’09
Source: FDIC statistics on depository institutions. All data excludes holding companies for banks.
1.  Reported by FDIC – 426 commercial banks with $1-$10 billion in assets for the quarter ended 12/31/08.
Banks
(1)

$651
$1,018
$1,780
$2,893
$2,761
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
Q2'08 Q3'08 Q4'08 Q1'09(1) Q2'09
Resulting In Higher After-Tax Net Income and
Return On Equity
($ in 000s)
1. Q1’09 excludes $4.7mm after tax loss on sale of Fannie Mae preferred stock due to US government conservatorship.
Return On Equity
3.24% 5.10% 9.20%
15.68%
(1)
14.63%

3.3%
8.5%
4.6%
6.6%
50.9%
26.1%
Multifamily Mortgage
Single Family Mortgage
Home Equity Second
Commercial Mortgage
RV & Auto
Other

bankofinternet

Loan Diversity – December 31, 2008 100% = $653 mm Loan Portfolio (1) 1. Gross loans before premiums, discounts and allowances. 9

Loan Portfolio – Years Seasoned / Loan to Value
Weighted-Average Years Since Origination and Weighted-Average Loan to
Value, by Loan Type, at 12/31/08
(Number of
Years or LTV)
WA Years of Seasoning
WA Loan to Value

11.8%
37.2%
14.1%
36.9%
Time Deposits < $100k
Time Deposits > $100k
Demand
Savings

Deposits – December 31, 2008 100% = $632 mm Deposits 11

Investment Considerations High-Quality Consumer Franchise Attractive Valuation Scalability Strong Credit Quality Significant Earnings Upside Potential 12